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                                                                    EXHIBIT 99.6

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:         $      2,818,233,901.50
Beginning of the Month Finance Charge Receivables:    $        131,792,745.26
Beginning of the Month Discounted Receivables:        $                  0.00
Beginning of the Month Total Receivables:             $      2,950,026,646.76


Removed Principal Receivables:                        $                  0.00
Removed Finance Charge Receivables:                   $                  0.00
Removed Total Receivables:                            $                  0.00


Additional Principal Receivables:                     $                  0.00
Additional Finance Charge Receivables:                $                  0.00
Additional Total Receivables:                         $                  0.00


Discounted Receivables Generated this Period:         $                  0.00


End of the Month Principal Receivables:               $      2,673,458,907.69
End of the Month Finance Charge Receivables:          $        131,033,039.35
End of the Month Discounted Receivables:              $                  0.00
End of the Month Total Receivables:                   $      2,804,491,947.04


Special Funding Account Balance                       $                  0.00
Aggregate Invested Amount (all Master Trust Series)   $      2,330,000,000.00
End of the Month Transferor Amount                    $        343,458,907.69
End of the Month Transferor Percentage                                  12.85%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                           RECEIVABLES


       30-59 Days Delinquent                          $         65,586,199.17
       60-89 Days Delinquent                          $         45,392,400.07
       90+ Days Delinquent                            $         93,861,474.82
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                                                                          Page 2

       Total 30+ Days Delinquent                        $      204,840,074.06
       Delinquent Percentage                                             7.30%

Defaulted Accounts During the Month                     $       21,605,112.55
Annualized Default Percentage                                            9.20%

Principal Collections                                          372,145,006.93
Principal Payment Rate                                                  13.20%

Total Payment Rate                                                      14.17%


INVESTED AMOUNTS

       Class A Initial Invested Amount                  $      369,000,000.00
       Class B Initial Invested Amount                  $       38,250,000.00
       Class C Initial Invested Amount                  $       42,750,000.00

INITIAL INVESTED AMOUNT                                 $      450,000,000.00

       Class A Invested Amount                          $      369,000,000.00
       Class B Invested Amount                          $       38,250,000.00
       Class C Invested Amount                          $       42,750,000.00

INVESTED AMOUNT                                         $      450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                          15.97%
PRINCIPAL ALLOCATION PERCENTAGE                                         15.97%

MONTHLY SERVICING FEE                                   $          750,000.00

INVESTOR DEFAULT AMOUNT                                 $        3,450,336.47


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             82.00%

       Class A Finance Charge Collections               $        6,479,293.72
       Other Amounts                                    $                0.00

TOTAL CLASS A AVAILABLE FUNDS                           $        6,479,293.72
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       Class A Monthly Interest                                $   1,407,448.10
       Class A Servicing Fee                                   $     615,000.00
       Class A Investor Default Amount                         $   2,829,275.91

TOTAL CLASS A EXCESS SPREAD                                    $   1,627,569.71


REQUIRED AMOUNT                                                $           0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.50%

       Class B Finance Charge Collections                      $     671,634.11
       Other Amounts                                           $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                  $     671,634.11

       Class B Monthly Interest                                $     152,348.70
       Class B Servicing Fee                                   $      63,750.00

TOTAL CLASS B EXCESS SPREAD                                    $     455,535.41
CLASS B INVESTOR DEFAULT AMOUNT                                      293,278.60
CLASS B REQUIRED AMOUNT                                              293,278.60


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $   2,762,505.00


       Excess Spread Applied to Class A Required Amount        $           0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                             $           0.00

       Excess Spread Applied to Class B
       Required Amount                                         $     293,278.60

       Excess Spread Applied to Reductions of                              0.00
       Class B Invested Amount
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                                                                          Page 4

       Excess Spread Applied to Class C Required Amount      $      518,093.10

       Excess Spread Applied to Reductions of
       Class C Invested Amount                               $            0.00

       Excess Spread Applied to Monthly Cash                 $       93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral              $            0.00
       Account

       Excess Spread Applied to Spread Account               $            0.00

       Excess Spread Applied to Reserve Account              $            0.00

       Excess Spread Applied to other amounts owed           $            0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders              $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                  $    1,857,383.30


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                            $    9,736,341.72


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO               $            0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                               $            0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                          $            0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                               $            0.00

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  Excess Finance Charge Collections Applied to
  Reductions of Class B Invested Amount                         $          0.00

  Excess Finance Charge Collections Applied to
  Class C Required Amount                                       $          0.00

  Excess Finance Charge Collections Applied to
  Reductions of Class C Invested Amount                         $          0.00

  Excess Finance Charge Collections Applied to
  Monthly Cash Collateral Fee                                   $          0.00

  Excess Finance Charge Collections Applied to
  other amounts owed Cash Collateral Depositor                  $          0.00

  Excess Finance Charge Collections Applied to
  other amounts owed to Spread Account Residual Interest
  Holders                                                       $          0.00


YIELD AND BASE RATE --

  Base Rate (Current Month)                                                7.19%
  Base Rate (Prior Month)                                                  7.25%
  Base Rate (Two Months Ago)                                               7.79%

THREE MONTH AVERAGE BASE RATE                                              7.41%

  Portfolio Yield (Current Month)                                         11.87%
  Portfolio Yield (Prior Month)                                           13.42%
  Portfolio Yield (Two Months Ago)                                        15.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.59%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                     $ 59,431,557.57

REALLOCATED PRINCIPAL COLLECTIONS

                     Allocable to Class C Interests             $          0.00

                     Allocable to Class B Certificates          $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $          0.00
SERIES
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CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $            0.00
       Deficit Controlled Amortization Amount                 $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $            0.00
       Deficit Controlled Accumulation Amount                 $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   59,431,557.57
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

CLASS C INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                        $   13,500,000.00
       Available Cash Collateral Amount                       $   13,500,000.00
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                                                                          Page 7

TOTAL DRAW AMOUNT                                                    $      0.00
CASH COLLATERAL ACCOUNT SURPLUS                                      $      0.00


                                              First USA Bank, NA
                                              as Servicer


                                              By:  /s/ Tracie H. Klein
                                                 ------------------------
                                                       Tracie H. Klein
                                                       Vice President